                                              Contact: Laura Heeb
                                                       HighWater Group PR
                                                       (212) 338-0077 x. 307
                                                       laura@highwatergroup.com
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                                            FOR IMMEDIATE RELEASE
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          MAJESCO NAMES LESTER E. GREENMAN EXECUTIVE VICE PRESIDENT AND
                      GENERAL MANAGER OF VIDEO PRODUCT LINE
             Former Sony Computer Entertainment of America Executive
                         Also Named Chief Legal Officer

EDISON, N.J., February XX, 2004 - Majesco (NASDAQ: MJES), a provider of diversified offerings and content for digital entertainment platforms, today announced the appointment of Lester E. Greenman as Executive Vice President and
General Manager of Majesco's Video product line, overseeing the development, marketing and sales of videos for handheld platforms - a unit that achieved sales in excess of $50 million last year. Greenman will also serve as Chief
Legal Officer for the Company.

"We are delighted to add an executive of Lester's character and accomplishment to our senior management team, and have him manage the growth of one of our key product lines," said Carl Yankowski, Chairman and Chief Executive Officer of
Majesco. "Additionally, Lester's considerable legal knowledge and experience will be a tremendous asset as we continue to refine and expand our core businesses."

Prior to Majesco, Greenman held various consulting positions as well as senior executive positions at notable entertainment companies, including Marvel
Entertainment Group where he was Senior Vice President, Software Publishing chartered with overseeing the video game group from development through marketing and sales.

Greenman also served as General Counsel and Vice President, Business & Legal
Affairs and Product Development for Sony Interactive Entertainment, where he was an integral member of the senior management team that launched Sony PlayStation in the U.S. During his tenure at Sony, Greenman oversaw the creation of the third-party licensing program for the Sony PlayStation, and conducted negotiations with sports leagues, film studios, comic book publishers and celebrity talent for key intellectual property use.

                                     -more-

MAJESCO / GREENMAN HIRE / 2

Adds Mr. Greenman, "With its recent move to Nasdaq, the addition of several top-flight Board members, and its strong showing this holiday season, Majesco is poised for success. It is an invigorating time for the Company, and I am eager to start."

Before joining Sony, Greenman served as Assistant United States Attorney for the
Southern District of New York as well as an associate for the law firm of
Gibson, Dunn & Crutcher. He obtained his juris doctorate degree from New York
University School of Law, and received his Bachelor of Arts degree from Brandeis
University.

ABOUT MAJESCO

Headquartered in Edison, NJ, Majesco Holdings, Inc. (NASDAQ: MJES) is a provider of diversified products and content for digital entertainment platforms. The
Company's three main product lines include Games, which includes critically acclaimed titles such as Advent Rising and Tim Schafer's Psychonauts; Videos, which highlights the Company's platform-independent video compression technology, and Gadgets, which includes innovative digital entertainment products like the Wireless Messenger for Game Boy(R) Advance. More information about the Company can be found online at www.majescogames.com.

Safe Harbor
Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of
the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "may," "will," "intend," "should," "expect," "anticipate,"
"estimate" or "continue" or the negatives thereof or other comparable terminology. The Company's actual results could differ materially from those anticipated in such forward-looking statements due to a variety of factors.
These factors include but are not limited to, the demand for our products;
competitive factors in the businesses in which we compete; continued consumer acceptance of the gaming platforms on which our products operate and our products; fulfillment of orders preliminarily made by customers; adverse changes in the securities markets and the availability of and costs associated with sources of liquidity. The Company does not undertake, and specifically disclaims any obligation, to release publicly the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

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